GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Service, Class P, Class R and Class R6 Shares (as applicable) of the

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Technology Opportunities Fund

Goldman Sachs Strategic Growth Fund

(the “Funds”)

Supplement dated September 17, 2020 to the

Prospectuses, Summary Prospectuses and Statements of Additional Information (“SAI”), dated December 27, 2019 and February 28, 2020, respectively, as supplemented to date

At a meeting held on September 16, 2020, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of any related fundamental investment restrictions.

These changes are subject to approval by the respective shareholders of each Fund at a meeting to be held on or about January 8, 2021 (the “Meeting”). Changing each Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Funds’ investment adviser, with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. If approved by shareholders at the Meeting for any Fund, that Fund, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Funds entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Funds’ diversification status and fundamental restrictions.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAIs for future reference.

GSTSUPLSTK 10-20